                                                                    EXHIBIT 10.9








                            FIRST RESTATEMENT OF THE

                           U.S. ROBOTICS CORPORATION

                         401(K) RETIREMENT SAVINGS PLAN

                       (Restated Effective April 1, 1996)

                               TABLE OF CONTENTS

                                                                            Page


  INTRODUCTION                                                               1
  ARTICLE 1 - DEFINITIONS                                                    2
    1.1.  ACCOUNT(S)                                                         2
    1.2.  ACCOUNT BALANCE(S)                                                 2
    1.3.  AFFILIATE                                                          2
    1.4.  ANNUITY STARTING DATE                                              2
    1.5.  APPROVED ABSENCE                                                   2
    1.6.  BENEFICIARY                                                        2
    1.7.  BOARD                                                              2
    1.8.  BREAK IN SERVICE                                                   2
    1.9.  CODE                                                               2
    1.10. COMPANY                                                            2
    1.11. COMPANY CONTRIBUTION ACCOUNT                                       2
    1.12. COMPANY CONTRIBUTIONS                                              3
    1.13. COMPENSATION                                                       3
    1.14. DATE OF EMPLOYMENT OR REEMPLOYMENT                                 3
    1.15. EFFECTIVE DATE                                                     3
    1.16. EMPLOYEE                                                           3
    1.17. EMPLOYEE SALARY REDUCTION CONTRIBUTION ACCOUNT                     3
    1.18. EMPLOYEE SALARY REDUCTION CONTRIBUTIONS                            3
    1.19. ENTRY DATE                                                         3
    1.20. ERISA                                                              3
    1.21. FORFEITURE                                                         3
    1.22. HIGHLY COMPENSATED EMPLOYEE                                        3
    1.23. HOUR OF SERVICE                                                    4


    1.24. INVESTMENT MANAGER                                                 5
    1.25. LIMITATION YEAR                                                    5
    1.26. MATCHING CONTRIBUTION ACCOUNT                                      5
    1.27. MATCHING CONTRIBUTIONS                                             5
    1.28. NORMAL RETIREMENT AGE                                              5
    1.29. PARTICIPANT                                                        5
    1.30. PARTICIPATING EMPLOYER                                             5
    1.31. PLAN                                                               5
    1.32. PLAN ADMINISTRATOR                                                 5
    1.33. PLAN YEAR                                                          6
    1.34. PRIOR PLAN                                                         6
    1.35. ROLLOVER ACCOUNT                                                   6
    1.36. ROLLOVER CONTRIBUTIONS                                             6
    1.37. TOTAL AND PERMANENT DISABILITY                                     6
    1.38. TRUST AGREEMENT AND TRUST                                          6
    1.39. TRUST FUND                                                         6
    1.40. TRUSTEE                                                            6
    1.41. VALUATION DATE                                                     6
    1.42. VESTED INTEREST                                                    6
    1.43. YEAR OF VESTING SERVICE                                            6
  ARTICLE 2 - ELIGIBILITY AND PARTICIPATION                                  7
    2.1.  ELIGIBILITY                                                        7
    2.2.  TERMINATION AND REEMPLOYMENT                                       7
  ARTICLE 3 - CONTRIBUTIONS                                                  8
    3.1.  COMPANY CONTRIBUTIONS                                              8
    3.2.  EMPLOYEE SALARY REDUCTION CONTRIBUTIONS                            8
    3.3.  MATCHING CONTRIBUTIONS                                            10
    3.4.  NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS                 11


    3.5. SPECIAL COMPANY CONTRIBUTIONS                                      12
    3.6. ROLLOVERS                                                          12
    3.7. TRANSFERS OF ASSETS TO THE PLAN                                    13
  ARTICLE 4  ALLOCATIONS, ACCOUNTING, AND ADJUSTMENTS                       13
    4.1  COMPOSITION OF TRUST FUND                                          14
    4.2  ALLOCATION OF EARNINGS TO ACCOUNTS                                 14
    4.3  ELIGIBILITY FOR ALLOCATION OF COMPANY CONTRIBUTIONS AND            15
    4.4  MAXIMUM ANNUAL ADDITIONS                                           15
    4.5  PARTICIPATION IN DEFINED BENEFIT PLAN                              16
    4.6  ALLOCATION OF COMPANY CONTRIBUTIONS                                17
  ARTICLE 5 - VESTING                                                       17
    5.1  PARTICIPANT CONTRIBUTIONS                                          17
    5.2  COMPANY AND MATCHING CONTRIBUTION ACCOUNTS                         17
    5.3  TERMINATION OF EMPLOYMENT                                          17
  ARTICLE 6 - TIME AND METHOD OF PAYMENT                                    19
    6.1  MANNER OF PAYMENT - EMPLOYEES OF CERTAIN PARTICIPATING EMPLOYERS   19
    6.2  OPTIONAL FORMS OF PAYMENT FOR SECTION 6.1(A) DESIGNATED EMPLOYEES  20
    6.3  DEATH BENEFITS                                                     21
    6.4  NORMAL FORM OF PAYMENT FOR EMPLOYEES                               23
    6.5  TIME OF PAYMENT                                                    24
    6.6  DISTRIBUTION OF UNALLOCATED CONTRIBUTIONS                          25
    6.7  CERTAIN RETROACTIVE PAYMENTS                                       25
    6.8  BENEFICIARY                                                        25
    6.9  ADMINISTRATIVE POWERS RELATING TO PAYMENTS                         26
    6.10 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN                     26
  ARTICLE 7 - WITHDRAWALS                                                   26
    7.1  AVAILABILITY OF LOANS                                              26


    7.2  HARDSHIP WITHDRAWALS                                               30
    7.3  OTHER WITHDRAWALS                                                  32
  ARTICLE 8- MANAGEMENT OF FUNDS                                            32
    8.1  TRUSTEE AND TRUST AGREEMENT                                        33
    8.2  ASSETS OF THE TRUST FUND                                           33
    8.3  TRUST CONTRIBUTIONS                                                33
    8.4  DIRECTED INVESTMENT ACCOUNTS                                       33
  ARTICLE 9 - ADMINISTRATION OF PLAN                                        34
    9.1  PLAN ADMINISTRATOR                                                 35
    9.2  RIGHTS, POWERS AND DUTIES OF PLAN ADMINISTRATOR                    35
    9.3  EXERCISE OF PLAN ADMINISTRATOR'S DUTIES                            36
    9.4  INDEMNIFICATION OF FIDUCIARIES                                     36
    9.5  COMPENSATION                                                       36
    9.6  EXPENSES                                                           37
  ARTICLE 10 - CLAIMS PROCEDURES                                            37
    10.1  CLAIMS REVIEW                                                     37
    10.2  APPEALS PROCEDURE                                                 37
  ARTICLE XI - AMENDMENT AND TERMINATION                                    38
    11.1 TERMINATION                                                        38
    11.2 RIGHT TO AMEND, MODIFY, CHANGE OR REVISE PLAN                      38
    11.3 MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS          39
  ARTICLE XII - TOP-HEAVY PROVISIONS                                        40
    12.1 DEFINITIONS                                                        40
    12.2 SPECIAL CODE SECTION 415 LIMITATIONS                               42
    12.3 MISCELLANEOUS                                                      42
    12.4 MINIMUM ALLOCATION REQUIREMENTS                                    42


  ARTICLE XIII - PARTICIPATING EMPLOYERS                                    43
    13.1 ADOPTION BY OTHER EMPLOYERS                                        43
    13.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS                            43
    13.3 DESIGNATION OF AGENT                                               43
    13.4 EMPLOYEE TRANSFERS                                                 44
    13.5 PARTICIPATING EMPLOYERS CONTRIBUTION                               44
    13.6 AMENDMENT                                                          44
    13.7 DISCONTINUANCE OF PARTICIPATION                                    44
    13.8 PLAN ADMINISTRATOR'S AUTHORITY                                     44
  ARTICLE XIV - MISCELLANEOUS                                               45
    14.1 NO CONTRACT OF EMPLOYMENT                                          45
    14.2 RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS                45
    14.3 RESTRICTION OF CLAIMS AGAINST TRUST                                45
    14.4 BENEFITS PAYABLE BY TRUST                                          46
    14.5 SAVINGS CLAUSE                                                     46
    14.6 SUCCESSOR TO COMPANY                                               46
    14.7 APPLICABLE LAW                                                     46
    14.8 DATA                                                               46
    14.9 INTERNAL REVENUE SERVICE APPROVAL                                  46

1.

                               FIRST RESTATEMENT
                        OF THE U.S. ROBOTICS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN


                                  INTRODUCTION


     U.S. Robotics Corporation, a Delaware corporation, has amended and restated, effective April 1, 1996, the profit sharing and savings plan for its eligible Employees known as the First Restatement of the U.S. Robotics Corporation 401(k) Retirement Savings Plan (the "Plan"). The Plan constitutes a continuation and restatement of the U.S. Robotics, Inc. Employees' Retirement Investment Plan (the "Prior Plan"), which was effective January 1, 1989.

     The Plan has been restated as a result of a reorganization effected February 22, 1995, whereby, pursuant to such reorganization, U.S. Robotics, Inc., the former Plan sponsor, which now is known as U.S. Robotics Access Corp., became a wholly-owned subsidiary of the Company. As part of this corporate reorganization, the Plan has been restated in order to (i) designate the Company as the Plan sponsor; (ii) make certain design changes in the Plan;
(iii) permit certain wholly-owned subsidiaries of the Company to become Participating Employers into the Plan; and (iv) reflect the merger into the Plan of those plans previously maintained by Participating Employers and other entities that have merged into U.S. Robotics Access Corp.

     The amendment and restatement of the Prior Plan shall not in any way affect the rights of the Employees who participated in accordance with the provisions of the Prior Plan or the plans that were merged into the Plan. All matters relating to the benefits, if any, payable to such Employees (or their Beneficiaries), based upon events occurring prior to April 1, 1996, shall be determined in accordance with the applicable provisions of the Prior Plan (or the plans of the Participating Employers or other entities that have merged into U.S. Robotics Access Corp.), to the extent that there are any inconsistencies between the Plan and the Prior Plan (or the plans of the Participating Employers or other entities that have merged into U.S. Robotics Access Corp.).

                                    ARTICLE
                                       1.

                                  DEFINITIONS

Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context. For purposes of construction of this Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied, unless the context clearly indicates the gender or the number.

1.1 ACCOUNT(S) means the Employee Salary Reduction Contribution Account, the Company Contribution Account, the Matching Contribution Account, and the Rollover Account, any or all of which may be maintained for the benefit of each Participant.

1.2 ACCOUNT BALANCE(S) means, for each Participant, the total balance standing to his Account or Accounts on the date of reference determined in accordance with valuation procedures described in Sections 4.2 and 8.4.

1.3 AFFILIATE means any corporation or other business entity that is included in a controlled group of corporations within which a Company is also included, as provided in Section 414(b) of the Code (as modified, for purposes of Sections 4.4 and 4.5 of the Plan, by Section 415(h) of the
     Code); or which is a trade or business under common control with a Company, as provided in Section 414(c) of the Code (as modified, for purposes of Sections 4.4 and 4.5 of the Plan, by Section 415(h) of the
     Code); or which constitutes a member of an affiliated service group within which a Company is also included, as provided in Section 414(m) of the Code; or which is required to be aggregated with a Company pursuant to regulations issued under Section 414(o) of the Code.

1.4 ANNUITY STARTING DATE means the first day of the first period for which an amount is payable as an annuity or in any other form.

1.5 APPROVED ABSENCE means an absence from work approved by a Company under uniform rules and conditions for all Employees.

1.6 BENEFICIARY means the person, persons or entity designated by a Participant to receive any benefits under the Plan which may be due upon the Participant's death.

1.7  BOARD means the Board of Directors of the Company.

1.8 BREAK IN SERVICE means any twelve (12) consecutive month period beginning on an Employee's Date of Employment, and succeeding anniversaries thereof, in which an Employee completes five hundred (500) or fewer Hours of Service.

1.9 CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.10 COMPANY means U.S. Robotics Corporation, a Delaware corporation; any Participating Employer that, with the consent of U.S. Robotics Corporation, shall adopt this Plan; and any successor that shall maintain this Plan. Where, in the context of the Plan, Company refers to a single entity, Company means U.S. Robotics Corporation. Effective April 1, 1996, the following companies shall be Participating Employers in the Plan:
     U.S. Robotics Access Corp., U.S. Robotics Mobile Communications Corp. and Palm Computing, Inc.

1.11 COMPANY CONTRIBUTION ACCOUNT means the separate Account that shall be maintained by the Trustee for each Participant to reflect all Company Contributions made on behalf of such Participant and any earnings or losses thereon.

1.12 COMPANY CONTRIBUTIONS means the amount a Company may pay to the Trust on behalf of each Participant for each Plan Year, as set forth in Section 3.1 of the Plan.

1.13 COMPENSATION means the total compensation paid to an Employee by a Company in a Plan Year as reported on an Employee's Form W-2 for income tax withholding purposes, plus an Employee's Employee Salary Reduction Contributions under the Plan and any salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125, and reduced by any amounts recognized as taxable compensation to an Employee under Section 83 of the Code. If an Employee becomes a Participant during a Plan Year, his Compensation in such Plan Year for purposes of determining the amount of the Company Contributions contributed on his behalf shall be his Compensation for the full Plan Year. Compensation in excess of one hundred fifty thousand dollars ($150,000) (or such other amount as may be established by the Secretary of the Treasury) shall be disregarded. In determining Compensation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If, as a result of the application of such rules, the one hundred fifty thousand dollar ($150,000) limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this
     Section 1.13 prior to the application of this limitation.

1.14 DATE OF EMPLOYMENT OR REEMPLOYMENT means the first day an Employee performs an Hour of Service.

1.15 EFFECTIVE DATE means April 1, 1996 (except as otherwise set forth herein), the effective date of this amended and restated Plan.

1.16 EMPLOYEE means a person employed by a Company, including any leased employees, as defined under Section 414(n) of the Code, but excluding any independent contractors not considered to be leased employees under
     Section 414(n) of the Code.

1.17 EMPLOYEE SALARY REDUCTION CONTRIBUTION ACCOUNT means the separate Account maintained for each Participant to reflect Employee Salary Reduction Contributions and any earnings or losses thereon.

1.18 EMPLOYEE SALARY REDUCTION CONTRIBUTIONS means the contributions made by a Company that are attributable to the reduction in Compensation a Participant agrees to accept from his Company each Plan Year as described in Section 3.2.

1.19 ENTRY DATE means, prior to April 1, 1996, the date upon which the Participant fulfills the eligibility requirements of the Prior Plan or any plan of a Participating Employer in which the Participant then participated, and, after March 31, 1996, the first day of the calendar month coincident with or next following the date the Participant fulfills the eligibility requirements of Section 2.1.

1.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.21 FORFEITURE means the portion of a Participant's Matching Contribution Account and Company Contribution Account to which he is not entitled at his termination of employment, as determined under Section 5.3.

1.22 HIGHLY COMPENSATED EMPLOYEE means any Employee who during a Plan Year performs services for a Company and any Affiliate and who:

      (a)  Was at any time a five percent (5%) owner of a Company
           (within the meaning of Section 416(i)(1) of the Code);

      (b) Received Compensation from a Company and any Affiliate for the Plan Year in excess of seventy-five thousand dollars ($75,000) (or such other amount as determined under Section 414(q) of the Code);

      (c) Received Compensation from a Company and any Affiliate for the Plan Year in excess of fifty thousand dollars ($50,000) (or such other amount as determined under Section 414(q) of the Code) and was in the top twenty percent (20%) of the group of employees determined under Section 414(q)(8) of the Code when ranked on the basis of Compensation in such Plan Year; or

      (d) Was at any time an officer of a Company or any Affiliate and received Compensation from a Company and any Affiliate for the Plan Year in excess of fifty percent (50%) of the amount in effect under
           Section 415(b)(1)(A) of the Code for such Plan Year. For purposes of this Section 1.22, in the event that no officer of a Company or any Affiliate received Compensation from a Company or any Affiliate in excess of fifty percent (50%) of the amount in effect under
           Section 415(b)(1)(A) of the Code for such Plan Year, the highest paid officer shall be treated as highly compensated. Further, no more than fifty (50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be treated as officers for purposes of this Section 1.22 in determining a Highly Compensated Employee.

      If any individual is the spouse, lineal ascendant, lineal descendant or spouse of a lineal ascendant or descendant of a five percent (5%) owner (whether active or former) or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the year, then such individual shall not be treated as a separate Employee, and any Compensation paid to such individual (and any Employee Salary Reduction Contributions on behalf of such individual) shall be aggregated with and treated as if paid to (or on behalf of) the five percent (5%) owner or Highly Compensated Employee and such individual and five percent (5%) owner or Highly Compensated Employee shall be treated as a single Employee.

      The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top paid group, the number of Employees treated as officers and the Compensation that is taken into account, shall be made in accordance with Code Section 414(q) and Section 1.414(q)-1 T of the temporary Tax Regulations, or any successor thereto, to the extent they are inconsistent with the method established above.

1.23  HOUR OF SERVICE means:

      (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for a Company or an Affiliate. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

      (b) Each hour for which an Employee is paid or entitled to payment by a Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Approved Absence. No more than five hundred one
           (501) Hours of Service shall be credited under this paragraph (b) for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this paragraph (b) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and

      (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company or an Affiliate. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award, agreement, or payment pertains rather than the computation period in which the award, agreement, or payment is made; and

      (d) In the event that records are not kept which accurately reflect the number of hours worked, an Employee shall be credited with forty-five (45) Hours of Service for each week in which he would be credited with at least one (1) Hour of Service; and

      (e) Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to him but for such absence or, in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph (e), an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. Any hour under this paragraph (e) which is considered an Hour of Service under paragraph (b) shall not be considered under this paragraph (e). The Hours of Service credited under this paragraph (e) shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that computation period or, in all other cases, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for Hours of Service under this paragraph (e) unless the Employee furnishes the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is because of maternity or paternity leave and the number of days for which there was such an absence.

1.24 INVESTMENT MANAGER means any person, firm, or corporation who is a registered investment advisor under the Investment Advisors Act of 1940, a bank, or an insurance company, and (i) who has the power to manage, acquire, or dispose of Plan assets, and (ii) who acknowledges in writing his fiduciary responsibility to the Plan.

1.25 LIMITATION YEAR means the Plan Year.

1.26 MATCHING CONTRIBUTION ACCOUNT means the separate Account maintained for each Participant to reflect the Matching Contributions made on behalf of the Participant and any earnings or losses thereon.

1.27 MATCHING CONTRIBUTIONS means the contributions made to the Matching Contribution Account of a Participant by his Company as provided in
     Section 3.3.

1.28 NORMAL RETIREMENT AGE means age sixty-five (65).

1.29 PARTICIPANT means an Employee who fulfills the eligibility requirements as provided in Article II and who continues to qualify for participation, and any former Employee who continues to have an Account in the Plan.

1.30 PARTICIPATING EMPLOYER means any employer who adopts this Plan pursuant to Article XIII.

1.31 PLAN means the First Restatement of the U.S. Robotics Corporation 401(k) Retirement Savings Plan.

1.32 PLAN ADMINISTRATOR means the Company, or any person designated by the Company to administer the Plan.

1.33 PLAN YEAR means the calendar year.

1.34 PRIOR PLAN means the U.S. Robotics, Inc. Employees' Retirement Investment Plan, as it existed prior to April 1, 1996.

1.35 ROLLOVER ACCOUNT means the separate Account which shall be maintained for a Participant or Employee to reflect any Rollover Contributions made by the Participant or Employee and any earnings or losses thereon.

1.36 ROLLOVER CONTRIBUTIONS means the contributions made by a Participant or Employee, as set forth in Section 3.6 of the Plan.

1.37 TOTAL AND PERMANENT DISABILITY means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder that renders such Participant incapable of continuing his usual and customary employment with a Company, as determined by a licensed physician chosen by the Plan Administrator; provided, however, and notwithstanding the foregoing, if a Participant meets the requirements for disability under the Social Security law then in effect, such Participant shall be deemed to have incurred a Total and Permanent Disability under the Plan. Uniform standards shall apply to Participants in similar conditions.

1.38 TRUST AGREEMENT AND TRUST mean, respectively, the agreement between the Company and the Trustee governing the administration of the Trust, as it may be amended from time to time, and the Trust established thereunder.

1.39 TRUST FUND means all cash, securities, real estate, or any other property held under the Trust Agreement for purposes of the Plan, together with income thereon.

1.40 TRUSTEE means the person, persons, entity, or entities appointed by the Company as provided under Section 8.1 of the Plan to act as Trustee of the Trust.

1.41 VALUATION DATE means any date that the New York Stock Exchange is open for business. In addition, the Company may in its discretion adopt more frequent

     Valuation Dates for purposes of allocating earnings and/or contributions under the Plan.

1.42 VESTED INTEREST means that portion of a Participant's Account which is nonforfeitable and vested, based upon the Participant's Years of Vesting Service.

1.43 YEAR OF VESTING SERVICE means any consecutive twelve (12) month period of employment ending on an Employee's anniversary of employment with the Company or an Affiliate in which an Employee completes at least one thousand (1,000) Hours of Service.

      If an Employee incurs a Break in Service and is thereafter reemployed by a Company or an Affiliate, he shall be considered a new Employee for purposes of the Plan, except:

      (a) If the Employee had a Vested Interest prior to such Break in Service;

      (b) If the Years of Vesting Service credited to him prior to such Break in Service exceed his consecutive years of Breaks in Service; or

      (c) If he is reemployed by a Company or an Affiliate prior to incurring a five (5) consecutive year Break in Service,

      the Years of Vesting Service that the Employee had prior to such Break in Service shall be reinstated on the Date of Reemployment, provided he completes one (1) Year of Vesting Service following his reemployment.



                                    ARTICLE
                                       2.

                         ELIGIBILITY AND PARTICIPATION

2.1 ELIGIBILITY

      (a) Each Employee who was a Participant in the Prior Plan on the day prior to the Effective Date (or was a Participant on the day prior to the Effective Date in a plan that was merged into the Plan on the Effective Date) shall participate or continue to participate, as the case may be, in the Plan on the Effective Date, provided he is still an Employee on the Effective Date. Each other Employee of a Company shall become a Participant in the Plan on the first Entry Date on or after the Effective Date which is coincident with or next follows the date on which he attains age twenty-one (21) and completes three (3) consecutive months of service, provided he is an Employee on that Entry Date. For purposes of this Section 2.1, an Employee shall complete a month of service if he completes one (1) Hour of Service during such month and is employed by a Company or any Affiliate on the last day of such monthly cycle.

      (b) Notwithstanding anything to the contrary, (i) an Employee included in a unit of employees covered by a collective bargaining agreement with a Company where retirement benefits were the subject of good faith bargaining between employee representatives and such Company shall not be eligible to participate in the Plan, except to the extent the benefits provided by the Plan are specifically included under said collective bargaining agreement; and (ii) an Employee who is a nonresident alien deriving no earned income from a Company which constitutes income from sources in the United States shall not be eligible to participate in the Plan.

2.2   TERMINATION AND REEMPLOYMENT

      (a) A Participant who terminates employment and is subsequently reemployed as an Employee shall become a Participant again on the Entry Date coincident with or next following his Date of Reemployment.

      (b) An Employee who terminates employment after being eligible to become a Participant, but prior to the Entry Date coincident with or next following the date upon which he first becomes eligible to enter the Plan, and who then is reemployed before incurring a Break in Service, shall be eligible to become a Participant on his Date of Reemployment.

      (c) An Employee who terminates employment before becoming eligible to become a Participant and who is reemployed before incurring a Break in Service shall be eligible to become a Participant when he satisfies the eligibility requirements of
           Section 2.1, based on his original Date of Employment.

      (d) An Employee who terminates employment before becoming a Participant and who is reemployed after incurring a Break in Service shall be eligible to become a Participant when he satisfies the eligibility requirements of Section 2.1, based on his Date of Reemployment.

                                    ARTICLE
                                       3.

                                 CONTRIBUTIONS


3.1  COMPANY CONTRIBUTIONS

     A Company may contribute to the Trust Fund for each Plan Year, as Company Contributions, such amount as it shall determine in its sole discretion; provided, however, that the contribution for any Plan Year shall not exceed the maximum amount deductible by such Company for such Plan Year for Federal income tax purposes under Section 404 of the Code. A Company may determine that no Company Contribution shall be made for a particular year.

3.2  EMPLOYEE SALARY REDUCTION CONTRIBUTIONS

     (a) Each Participant shall have the option to enter into a written (or by any other means approved by the Company) salary reduction agreement with his Company effective on any Entry Date, which agreement shall be applicable to all Compensation received thereafter. The salary reduction agreement shall provide that the Participant agrees to accept a reduction in salary from his Company equal to an integral percentage of from one percent (1%) to fifteen percent (15%) of his Compensation. A Company shall contribute to the Trust Fund, as soon as practicable after the end of each payroll period, but not later than the time period that may be mandated by law or by regulation, whichever date is earlier, an amount equal to the Employee Salary Reduction Contributions of all of its Participants for such payroll period.

     (b) Each Participant may change the amount of his Employee Salary Reduction Contributions, effective as of any Entry Date, by means of an appropriate authorization or notice to his Company, on a form or in the manner prescribed by the Plan Administrator. The change shall be effective as soon as practicable after the receipt of the authorization or notice by the Plan Administrator, but no earlier than the Entry Date following the receipt of the authorization or notice. The Plan Administrator may establish additional rules regarding the timing and frequency of a change in the amount of Employee Salary Reduction Contributions, provided such policy is applied uniformly to all Participants.

     (c) Each Participant may elect to discontinue his Employee Salary Reduction Contributions by means of an appropriate authorization or notice to his Company, on a form or in the manner prescribed by the Plan Administrator. The change shall be effective as soon as practicable after the receipt of the authorization or notice by the Plan Administrator. The Participant may elect to resume his Employee Salary Reduction Contributions as of a subsequent Entry Date by filing another authorization or notice with his Company.

     (d) Each Company shall direct the Plan Administrator to establish and maintain an Employee Salary Reduction Contribution Account in the name of each of its Participants who elects to enter into a salary reduction agreement.

     (e)  The maximum amount of Employee Salary Reduction Contributions that can be made on behalf of each Participant in the 1996 calendar year to this Plan and any other qualified plan shall not exceed nine thousand five hundred dollars ($9,500), adjusted for each subsequent calendar year to take into account, if applicable, any cost-of-living increase provided for such year
          under Section 402(g) of the Code. If a Participant makes elective deferrals to this Plan and to any other qualified cash or deferred plan in excess of the dollar limit specified above for the calendar year, then the Participant must notify the Plan Administrator in writing by March 1 of the following year of the amount, if any, to be refunded from this Plan. The Participant shall be deemed to have
          notified the Plan Administrator by    March 1 of any excess elective
          deferrals made to this Plan and any other plan maintained by the Company or an Affiliate of the Company. The amount to be refunded shall be paid to the Participant in a single payment not later than April 15 following the close of the calendar year and shall include any income or loss allocated to the refund, as determined below, for the period (i) during the calendar year, and (ii) between the end of that year and the date of the refund payment. Although the excess elective deferral may be refunded, it shall be considered as an Employee Salary Reduction Contribution for the Plan Year in which it was originally made and shall be included in the Participant's actual deferral percentage. The foregoing notwithstanding, Employee Salary Reduction Contributions shall not include any elective deferrals properly distributed as excess annual additions in accordance with
          Section 4.4 of the Plan.

          The income or loss allocable to excess elective deferrals for the calendar year shall be determined by multiplying the income or loss for the calendar year allocable to the Participant's elective deferrals for such year by a fraction, the numerator of which is the amount of excess elective deferrals and the denominator of which is the closing balance (as of the end of the calendar year) of the Participant's Employee Salary Reduction Contribution Account reduced by gains (or increased by losses) allocable to such Account during the calendar year. The income or loss allocable to excess elective deferrals during the period between the end of the calendar year and the date of the refund payment may be calculated by multiplying the income or loss allocable to the excess elective deferrals for the period between the end of the calendar year and the last day of the month preceding the date of distribution by a fraction determined under the method specified above. Alternatively, the allocable income or loss for the period between the end of the calendar year and the date of the refund payment shall be deemed to be equal to 10% of the income or loss allocable to the excess elective deferrals for the calendar year multiplied by the number of calendar months that have elapsed since the end of the calendar year. For this purpose, payment occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month. A payment occurring after the 15th day of the month will be treated as having been made on the first day of the next month.

     (f) A Company may refuse to give effect to any salary reduction agreement entered into by a Participant at any time if a Company determines that such refusal is necessary to ensure that the additions to a Participant's Account for any Plan Year shall not exceed the limitations set forth in paragraph (e) above or Section
          4.4 of the Plan, or to ensure that one (1) of the following nondiscrimination tests contained in Section 401(k) of the Code is satisfied for any Plan Year:

          (1) The actual deferral percentage for the Plan Year for eligible Participants who are Highly Compensated Employees as a group is not more than one and one-quarter (1-1/4) times the actual deferral percentage for the Plan Year for all other eligible Participants as a group;

          (2) The actual deferral percentage for the Plan Year for eligible Participants who are Highly Compensated Employees as a group is not more than two (2) percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee) greater than, and not more than two (2) times, the actual deferral percentage for the Plan Year for all other eligible Participants as a group; or

          (3) Such other formula as the Secretary of the Treasury shall prescribe to calculate the aggregate nondiscrimination limit.

          The "actual deferral percentage" for a Plan Year for a group of eligible Participants is the average of the ratios (calculated separately for each Participant in such group) of the amount of Employee Salary Reduction Contributions credited to an eligible Participant's Employee Salary Reduction Contribution Account for such Plan Year to the eligible Participant's Compensation for such Plan Year. The actual deferral percentage of an eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make salary reduction contributions under two (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by a Company or an Affiliate shall be determined as if all such salary reduction contributions were made under a single arrangement.

               An "eligible Participant" is any Employee of a Company who is authorized under the terms of the Plan to make Employee Salary Reduction Contributions for the Plan Year.
               In the event that one (1) of the tests set forth above is not satisfied for any Plan Year (after taking into account any special Company contributions made pursuant to Section 3.5), the excess Employee Salary Reduction Contributions (within the meaning of
          Section 401(k)(8)(B) of the Code), along with the earnings of the Trust Fund allocable to such amount (as allocated pursuant to the procedure set forth in Section 3.2(e) but with respect to the Plan
          Year), shall be distributed to the Highly Compensated Employees who made the excess Employee Salary Reduction Contributions within two and one-half months after the Plan Year in which such excess contributions were made, provided, however, that the Company may, in its discretion, instead direct that such excess Employee Salary Reduction Contributions, along with associated earnings, be distributed to the Highly Compensated Employees who made the excess Employee Salary Reduction Contributions before the last day of the Plan Year after the Plan Year in which such excess contributions were made. The amount of the excess Employee Salary Reduction Contributions shall be determined by reducing Employee Salary Reduction Contributions made on behalf of Highly Compensated Employees so that the actual deferral percentage of the Highly Compensated Employees who elected the highest actual deferral percentage will first be lowered to the next percentage necessary to satisfy one (1) of the tests set forth above or to that of those Highly Compensated Employees who elected the next highest actual deferral percentage, whichever first occurs. If such reduction is not sufficient to satisfy one (1) of the tests set forth above, the actual deferral percentage of all Highly Compensated Employees who elected at least the next highest actual deferral percentage will be lowered by an additional percentage. If such reduction is not sufficient, similar reductions will be made until all Highly Compensated Employees have been reduced to the same actual deferral percentage. If further reductions are necessary, then adjustments shall be made to the actual deferral percentage of all Highly Compensated Employees until one (1) of the tests set forth above is satisfied.

3.3   MATCHING CONTRIBUTIONS

      (a) For each Participant who authorizes Employee Salary Reduction Contributions during the Plan Year, a Company shall contribute each payroll period to the Plan, on behalf of each such Participant, a Matching Contribution in an amount equal to fifty percent (50%) of the Participant's Employee Salary Reduction Contributions, provided, however, that the Matching Contribution shall not be made on the portion of a Participant's Employee Salary Reduction Contributions that exceeds six percent (6%) of the Participant's Compensation in each such payroll period. In addition, for each Participant who is authorizing Employee Salary Reduction Contributions at the close of business on the last day of the Plan Year, or who is precluded from so authorizing because of the limitations set forth under Section 402(g) or 401(k) of the Code, such Participant shall receive a Matching Contribution equal to five hundred dollars ($500), but only if such Participant is actively employed by a Company at the close of business on the last day of the Plan Year and has completed one thousand (1,000) Hours of Service during the Plan Year. A Participant also shall be entitled to such five hundred dollar ($500) Matching Contribution if he made Employee Salary
           Reduction Contributions at any time during the Plan Year and (i) terminated during the Plan Year on or after attaining Normal Retirement Age, (ii) died during the Plan Year, or (iii) became Totally and Permanently Disabled during the Plan Year. Matching Contributions hereunder shall be made to the Trustee no later than the time prescribed by law for filing a Company's Federal income tax return for the Plan Year to which they relate, including any extensions thereof.

      (b) If a Participant is entitled to Matching Contributions in a Plan Year, such contributions shall be made on a Participant's behalf by his Company based upon the Participant's Employee Salary Reduction Contributions made while employed by such Company.

      (c) Each Company shall direct the Plan Administrator to establish and maintain a Matching Contribution Account in the name of each of its Participants on whose behalf Matching Contributions are made.

      (d) Notwithstanding anything in this Plan to the contrary, any Matching Contributions, whether vested or not, that are associated with an excess elective deferral under Section 3.2(e) or are associated with an excess Employee Salary Reduction Contribution under Section 3.2(f) shall be forfeited within two and one-half months after the end of the Plan Year in which such excess elective deferrals or excess contributions were made and shall be reallocated in the manner described in Section 5.3.

3.4   NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS

      (a) The Matching Contributions for any Plan Year shall satisfy one (1) of the following nondiscrimination tests contained in
           Section 401(m) of the Code:

            (1) The contribution percentage for the Plan Year for eligible Participants who are Highly Compensated Employees as a group is not more than one and one-quarter (1-1/4) times the contribution percentage for the Plan Year for all other eligible Participants as a group;

            (2) The contribution percentage for the Plan Year for eligible Participants who are Highly Compensated Employees as a group is not more than two (2) percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee) greater than, and not more than two (2) times, the contribution percentage for the Plan Year for all other eligible Participants as a group; or
            (3) Such other formula as the Secretary of the Treasury shall prescribe to calculate the aggregate nondiscrimination limit.

      (b) For purposes of this Section 3.4, the following definitions shall apply:

            (1)  An "eligible Participant" is any Employee of a
                 Company who is authorized under the terms of the Plan to have Matching Contributions allocated to his Account for the Plan Year.

            (2) The "contribution percentage" for a Plan Year for a group of eligible Participants is the average of the ratios (calculated separately for each eligible Participant in such group) of the amount of Matching Contributions credited to an eligible Participant's Account for the Plan Year to the eligible Participant's Compensation for the Plan Year. The contribution percentage of an eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make employee contributions or to receive matching contributions, as defined in Section 401(m)(4) of the Code, under two (2) or more plans described in Section 401(a) of the Code that are maintained by a Company or an Affiliate shall be determined as if all such contributions were made under a single plan.

      (c) In the event that one (1) of the tests set forth above is not satisfied for any Plan Year (after taking into account any special Company contributions made pursuant to Section 3.5), the excess aggregate vested Matching Contributions (within the meaning of Section 401(m)(6)(B) of the Code), along with the earnings of the Trust Fund allocable to such amount (as allocated pursuant to the procedure set forth in Section 3.2(e) but with respect to the Plan
            Year), shall be distributed to the Highly Compensated Employees who made the excess aggregate contributions within two and one-half months after the Plan Year in which such excess contributions were made, or instead, if the Company shall so direct, before the last day of the Plan Year after the Plan Year in which such excess contributions were made. The amount of the excess aggregate contributions shall be determined by first reducing the vested Matching Contributions so that the contribution percentage of the Highly Compensated Employees with the highest contribution percentage will first be lowered to the next percentage necessary to satisfy one (1) of the tests set forth above or to that of those Highly Compensated Employees with the next highest contribution percentage, whichever first occurs. If such reduction is not sufficient to satisfy one (1) of the tests set forth above, the contribution percentage of all Highly Compensated Employees with at least the next highest contribution percentage will be lowered by an additional percentage. If such reduction is not sufficient, similar reductions will be made until all Highly Compensated Employees have been reduced to the same contribution percentage. If further reductions are necessary, the adjustment shall be made to the contribution percentage of all Highly Compensated Employees until one (1) of the tests set forth above is satisfied. If the vested portion of the Matching Contributions of the

            Participants is not sufficient to satisfy the necessary reduction, the nonvested portion of such Matching Contributions shall be forfeited to the extent necessary to satisfy such reduction and shall be reallocated in the manner described in Section 5.3.

3.5   SPECIAL COMPANY CONTRIBUTIONS

      (a) In order to meet the nondiscrimination requirements of Sections 401(k) and 401(m) of the Code (as set forth in Sections 3.2 and 3.4 of the Plan), a Company may, in its discretion and by action of its Board of Directors, establish a special rate of Company contributions applicable only to those Participants who are not Highly Compensated Employees or, to the extent permitted by Treasury regulations, recharacterize Company Contributions made under Section
           3.1 as Employee Salary Reduction Contributions or Matching Contributions, whichever is applicable.

      (b) If contributions under this Section 3.5 are made, or Company Contributions are recharacterized, to meet the nondiscrimination requirements of Code Section 401(k) (as set forth in Section 3.2 of the Plan), then such contributions shall be deemed, for all Plan purposes, to be Employee Salary Reduction Contributions, and shall be allocated to the Employee Salary Reduction Contribution Accounts of such Participants; provided, however, that Matching Contributions shall not be based upon such contributions. If contributions under this Section 3.5 are made, or Company Contributions are recharacterized, to meet the nondiscrimination requirements of Code
           Section 401(m) (as set forth in Section 3.4 of the Plan), then such contributions shall be deemed, for all Plan purposes, to be Matching Contributions, and shall be allocated to the Matching Contribution Accounts of such Participants who made Employee Salary Reduction Contributions; provided, however, that such contributions shall be fully vested upon deposit.

3.6   ROLLOVERS

      (a) Any Employee, regardless of whether or not he has become a Participant in the Plan pursuant to Article II, may, subject to obtaining the prior approval of the Plan Administrator, at any time transfer (or cause to be transferred) to the Trust Fund:

           (1) Up to the entire amount of money received from another qualified trust under Section 401(a) of the Code which constitutes an eligible rollover distribution within the meaning of Section 402 of the Code, provided that, in the event of a rollover of amounts received by, and made payable to, the Employee and not of amounts transferred in a trust-to-trust transfer, such amount or amounts attributable to such distribution must be received by the Trustee within sixty (60) days after the Employee's receipt of such payment; and

           (2) Up to the entire amount of money received by the Employee that was in an "individual retirement account" or an "individual retirement annuity" (as defined in Section 408 of the Code) which contains only those amounts described above in paragraph (1) plus any earnings thereon, provided that, in the event of a rollover of amounts received by, and made payable to, the Employee and not of amounts transferred in a trust-to-trust transfer, such amount must be received by the Trustee within sixty (60) days after the Employee's receipt of such payment.

           The Employee shall furnish the Plan Administrator with a written statement that the contribution to the Trust Fund is a rollover contribution, together with such other statements and information as may be required by the Plan Administrator in order to establish that such contribution does not contain amounts from sources other than provided above and that such Rollover Contribution otherwise meets the requirements of law. Acceptance by the Trustee of any amount under these provisions shall not be construed as a determination of the Employee's tax consequences by the Plan Administrator.

      (b) A Company shall direct the Plan Administrator to establish and maintain a Rollover Account in the name of each of its Employees who elects to roll over or transfer amounts into the Trust Fund pursuant to the provisions of this Section 3.6. An Employee shall always be one hundred percent (100%) vested in his Rollover Account.

3.7   TRANSFERS OF ASSETS TO THE PLAN

      If another plan that is qualified under Section 401(a) of the Code is merged into this Plan, or assets from the plan of an Affiliate are transferred to this Plan, then, for purposes of this Plan and absent direction by the Plan Administrator to the contrary, any amounts attributable to elective salary reduction contributions (not considered as taxable income) thereunder shall be combined with amounts attributable to Employee Salary Reduction Contributions; any amounts attributable to employer matching contributions (or contributions made by an employer in relation to the employee's elective salary reduction contributions) thereunder shall be combined with amounts attributable to Matching Contributions; any amounts attributable to employer profit sharing or non-elective contributions thereunder shall be combined with amounts attributable to Company Contributions; and any amounts attributable to employee contributions (or contributions considered as taxable income) thereunder shall be accounted for separately under this Plan. All such transferred amounts shall be vested hereunder to at least the extent provided in such other qualified plan. Notwithstanding anything herein to the contrary, absent the consent of the Plan Administrator, assets from a plan subject to the joint and survivor annuity requirements of
      Section 401(a)(11) of the Code shall not be entitled to be transferred to this Plan.

                                    ARTICLE
                                       4.

                    ALLOCATIONS, ACCOUNTING, AND ADJUSTMENTS

4.1   COMPOSITION OF TRUST FUND

      All amounts contributed to the Plan, as increased or decreased by income, expenditure, appreciation, and depreciation, shall constitute a single fund known as the Trust Fund. A separate Company Contribution Account shall be maintained for each Participant. Additional Accounts shall be maintained for each Participant as required by Article III.

4.2   ALLOCATION OF EARNINGS TO ACCOUNTS

      Earnings shall be allocated to the Accounts of all Participants as of the Valuation Date by credit or deduction therefrom, as the case may be, of a portion of the increase or decrease in the value of the respective investment funds of the Trust Fund since the preceding Valuation Date attributable to interest, dividends, changes in market value, expenses, and gains and losses realized from the sale of assets, provided, however, that a Participant's Accounts shall not share in the allocations hereunder to the extent that the Participant has directed the investment of his Accounts pursuant to Section 8.4. Allocations hereunder shall be made in the proportion that the opening balance of each Account (the balance as of the previous Valuation Date adjusted by subtracting withdrawals, Forfeitures and distributions, and by adding one-half (1/2) of all periodic current contributions and Rollover Contributions deposited in the Trust Fund since the last Valuation Date) invested in such investment fund bears to the total of the opening balances of all such Accounts, as adjusted, invested in the investment fund. Unless otherwise specified above, as of each Valuation Date, after the allocation of earnings but prior to the allocation of Company Contributions and Matching Contributions, the Rollover Contributions and Employee Salary Reduction Contributions, if any, shall be allocated to the Accounts of the Participants on whose behalf such contributions are made.

4.3   ELIGIBILITY FOR ALLOCATION OF COMPANY CONTRIBUTIONS AND MATCHING
CONTRIBUTIONS

      As of the last day of each Plan Year, after the allocation of earnings, Rollover Contributions, and Employee Salary Reduction Contributions, Company Contributions made by a Company for such Plan Year shall be allocated to the Company Contribution Accounts of all Participants who are actively employed by such Company at the close of business on the last day of the Plan Year and who have completed one thousand (1,000) Hours of Service during the Plan Year; provided, however, if the Plan would fail to meet the coverage requirements of
      Section 410(b)(1) of the Code for the Plan Year due solely to the ineligibility of one or more Participants who were credited with less than one thousand (1,000) Hours of Service, but more than five hundred
      (500) Hours of Service in the Plan Year, then the Plan Administrator shall determine the minimum number of members of such group of Participants to share in Company Contributions for the Plan Year under the following procedure:

      (a) the minimum number of Participants required to meet the coverage tests under Section 410(b)(1) based on their number of Hours of Service earned during the Plan Year, ranked in descending order; and

      (b) if more than one Participant receives credit for the lowest number of Hours of Service earned for which any Participant must be covered in order to meet the coverage tests (pursuant to paragraph
           (a) above), then all individuals receiving credit for exactly that number of Hours of Service shall share in the allocation of the Company Contribution.

      Furthermore, if after the application of the procedure in the foregoing paragraph, the Plan would still fail to meet the coverage requirements of Section 410(b)(1) of the Code for the Plan Year due to the ineligibility of one or more Participants whose employment with a Company has terminated before the end of the Plan Year, then the Plan Administrator shall determine the minimum number of members of such group of terminated Participants to share in Company Contributions for the Plan Year under a procedure comparable to that set forth in paragraphs (a) and
      (b) above.

      Notwithstanding the above, Participants of a Company who, during the Plan Year, have (i) terminated on or after attaining Normal Retirement Age, (ii) died, or (iii) become Totally and Permanently Disabled shall also be eligible to share in such Company's Company Contributions for the Plan Year.

      An eligible Participant shall share in Company Contributions according to the allocation procedures in Section 4.6.

      Following the allocation of Company Contributions, Matching
      Contributions, if any, and if not previously allocated, then shall be allocated. An eligible Participant shall share in Matching Contributions as provided in Section 3.3.

4.4   MAXIMUM ANNUAL ADDITIONS

      (a)  The sum of the following additions to a Participant's
           Accounts in any Limitation Year:

            (1) The Company Contributions allocated to such Participant's Account, and

            (2)  The Employee Salary Reduction Contributions and
                 Matching Contributions allocated to such Participant's Accounts, and

           (3) The Forfeitures, if any, allocated to such Participant's Company Contribution Account,

           shall not exceed the lesser of: (1) the greater of thirty thousand dollars ($30,000) or one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or (2) twenty-five percent (25%) of the Participant's Compensation for such Plan Year.

      (b) In the event that the additions to a Participant's Accounts under this Section 4.4 in any Limitation Year would be in excess of the maximum annual limits as a result of a reasonable error in estimating a Participant's Compensation or as a result of a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code), or under other facts and circumstances to which Tax Regulation Section 1.415-6 shall be applicable, the Employee Salary Reduction Contributions made by or with respect to such Participant shall be distributed to him to the extent that any such distribution would reduce the amount in excess of the limits of this Section 4.4, and amounts otherwise in excess of this Section 4.4 remaining after such distribution shall be allocated to a suspense account in an amount necessary to bring the additions within the maximum annual limits, and shall be allocated pursuant to Tax Regulation Section 1.415-6(b)(6)(iii) in future Limitation Years. The foregoing notwithstanding, the Plan Administrator may comply with either Tax Regulation Section 1.415-6(b)(6)(i) or Section 1.415-6(b)(6)(ii), in lieu of the Tax Regulation Section 1.415-6(b)(6)(iii).

      (c) For purposes of this Section 4.4, this Plan and any other qualified defined contribution plan maintained by a Company or an Affiliate shall be considered as a single defined contribution plan if a Participant is a participant in both plans. Amounts allocated in Limitation Years beginning after March 31, 1984 to a Participant's individual medical benefit account, as defined in
           Section 415(l)(1) of the Code, which is part of a defined benefit plan maintained by a Company or an Affiliate shall be treated as annual additions to a defined contribution plan. Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Participant who is a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in
           Section 419(e) of the Code, maintained by a Company or an Affiliate, shall be treated as annual additions to a defined contribution plan. Notwithstanding the foregoing, the compensation limit described above shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which otherwise is treated as an annual addition under Section 415(l)(1) of the Code. If a reduction is necessary under paragraph (b), then the reduction shall first be made to the annual additions under this Plan.

4.5 PARTICIPATION IN DEFINED BENEFIT PLAN

      (a) If any Participant also has participated in any qualified defined benefit plan maintained by a Company or an Affiliate, the annual additions under this Plan shall be reduced to the extent necessary so that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year does not exceed 1.0.

      (b)  The defined contribution plan fraction for any Limitation
           Year is a fraction, the numerator of which is the sum of all of the annual additions to the Participant's Accounts as of the close of the Limitation Year under each defined contribution plan and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and each prior year of service with a Company or Affiliate:

           (1) The product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year; or


           (2) The product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Limitation Year.

           The annual additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

      (c) The defined benefit plan fraction for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Participant under each defined benefit plan (determined as of the close of its limitation year) and the denominator of which is the lesser of:

           (1) The product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year; or
           (2) The product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year.

      For purposes of this Section 4.5, all defined benefit or defined contribution plans shall be treated as one (1) plan by class.

4.6   ALLOCATION OF COMPANY CONTRIBUTIONS

      A Participant eligible to share in Company Contributions for the Plan Year in accordance with Section 4.3 shall share in such Company Contributions in the proportion that his Compensation bears to the Compensation of all eligible Participants for the Plan Year.


                                    ARTICLE
                                       5.

                                    VESTING

5.1   PARTICIPANT CONTRIBUTIONS

      A Participant shall at all times be one hundred percent (100%) vested in his Employee Salary Reduction Contribution Account and his Rollover Account.

5.2   COMPANY AND MATCHING CONTRIBUTION ACCOUNTS

      A Participant shall have a fully vested, nonforfeitable interest in his Company Contribution Account and Matching Contribution Account on the first to occur of the following events:

      (a)  His attainment of Normal Retirement Age;

      (b) The date on which he shall be determined to have a Total and Permanent Disability;

      (c)  The date of his death; or

      (d)  The completion of three (3) Years of Vesting Service.

5.3   TERMINATION OF EMPLOYMENT

      (a) A Participant who terminates employment with a Company and all Affiliates for any reason other than (i) Total and Permanent Disability, (ii) death, (iii) the completion of three (3) Years of Vesting Service, and (iv) before his Normal Retirement Age shall be vested in the percentage of his Company Contribution Account and Matching Contribution Account set forth in the following tables:


                    Completed Years
                    of Vesting Service  Vested Percentage
                    ------------------  --------------------

                    Less than 1                0%
                        1                     33%
                        2                     66%
                        3 or more            100%


           All of a Participant's Years of Vesting Service shall be taken into consideration in determining the vested percentage of his Company Contribution Account and Matching Contribution Account.

      (b) The portion of the Participant's Company Contribution Account and Matching Contribution Account in which he is not vested at his termination of employment shall be declared a Forfeiture at the earlier of (i) the date the Participant receives or is deemed to have received pursuant to Section 6.2 a distribution of his Vested Interest under the Plan, or (ii) the last day of the Plan Year in which the Participant incurs a one (1) year Break in Service. Such Forfeiture shall, in the Company's.discretion, and subject to
           Section 5.3(c) below, (i) be used to reduce a Company's Matching Contribution or Company Contribution (or special Company contribution under Section 3.5) for the Plan Year in which the Forfeiture occurs or, if no Matching Contributions or Company Contributions (or special Company contributions under Section 3.5) are made in such Plan Year (or if Forfeitures still remain after reducing such contributions), in the next Plan Year or Plan Years in which such contributions are made, or (ii) be applied to offset administrative expenses incurred in the operation of the Plan.

      (c) If the Participant returns to the employ of a Company or an Affiliate before he incurs five (5) consecutive one (1) year Breaks in Service, the portion of his Company Contribution Account and Matching Contribution Account that had been forfeited shall be reinstated to his Company Contribution Account and Matching Contribution Account in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date coincident with or immediately following his termination of employment, only if he repays the full amount of any distribution, other than Rollover Contributions, before the end of five (5) years from the Date of Reemployment. The amount so reinstated shall be made from any Forfeitures of his Company made during the Plan Year in which his repayment occurred.

           If the Forfeitures in the year of repayment are insufficient to restore the forfeited amount, the remainder shall be restored by a Company contribution. Such a Participant shall continue vesting in such Account. If the Participant incurs five (5) consecutive one (1) year Breaks in Service, and thereafter is reemployed by a Company or an Affiliate, he shall not regain any interest in any Forfeiture.

      (d) If a Participant who is reemployed before he incurs five (5) consecutive one (1) year Breaks in Service shall again terminate his employment under circumstances in which he is not fully vested in his Company Contribution Account or Matching Contribution Account, such Participant's Vested Interest in such Accounts shall be determined by adding to the amount actually held by the Trust any amount previously distributed to him. The vested percentage shall be applied to this total, the amount of any previous distributions shall be subtracted, and the remaining amount shall be his vested balance.

      (e) No amendment to the vesting schedule shall deprive a Participant of his Vested Interest in his Account Balance to the date of amendment. Further, if the vesting schedule of the Plan is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Vested
           Interest in his Company Contribution Account or Matching Contribution Account, or if the Plan is deemed amended by an automatic change to or from the top-heavy vesting schedule, each Participant with at least three (3) Years of Vesting Service may elect, within a reasonable period after the adoption of the amendment or change, to have his Vested Interest in his Company Contribution Account or Matching Contribution Account computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

           (1)  Sixty (60) days after the amendment is adopted;

           (2)  Sixty (60) days after the amendment becomes effective; or

           (3) Sixty (60) days after the Participant is issued written notice of the amendment by the Company.


                                    ARTICLE
                                       6.

                           TIME AND METHOD OF PAYMENT

6.1   MANNER OF PAYMENT - EMPLOYEES OF CERTAIN PARTICIPATING EMPLOYERS

      (a) Unless Employees of other Participating Employers are from time to time so designated by the Company, Section 6.1 shall apply only to those Employees of (i) U.S. Robotics Access Corp. who formerly were employed by ISDN Systems Corporation and (ii) Palm Computing, Inc., who were participants with account balances in the retirement plans sponsored by ISDN Systems Corporation and Palm Computing, Inc., respectively, on April 1, 1996, when those retirement plans were merged into the Plan.

      (b)  If a Participant is unmarried as of his Annuity Starting
           Date, the Vested Interest in his Account Balance shall be distributed to him in the form of an immediate life annuity contract, unless the Participant elects an optional form of payment provided in the Plan in accordance with the procedures of paragraph (d).

      (c) If a Participant is married as of his Annuity Starting Date, the Vested Interest in his Account Balance shall be distributed to him in the form of a joint and survivor annuity, unless the Participant elects an optional form of payment provided in the Plan in accordance with the procedures of paragraph (e). The joint and survivor annuity shall be equal in value to a single life annuity, and shall consist of an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse equal to fifty percent (50%) of the amount of the payments made to the Participant.

      (d) An unmarried Participant may elect in writing, during the ninety (90) day period ending on his Annuity Starting Date, to waive the life annuity form of benefit described in paragraph (b) and to make a qualified election of an optional form of payment permitted under the Plan. No less than thirty (30) days and no more than ninety (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the Secretary of the Treasury may prescribe, the Plan Administrator shall provide the Participant with a written explanation of:

           (1) The terms and conditions of the life annuity;

           (2) The Participant's right to make and the effect of an election to waive the life annuity; and

           (3) The right of the Participant to revoke each such election and the effect of such revocation.

           The written notice shall contain a general explanation of the optional forms of payment permitted under the Plan and shall explain the difference between the life annuity and such optional forms of payment in a manner calculated to be understood by the Participant.

      (e)  A married Participant may elect in writing, during the ninety
           (90) day period ending on his Annuity Starting Date, to waive the joint and survivor annuity form described in paragraph (c) and to make a qualified election of either the life annuity or an optional form of payment permitted under the Plan. A married Participant may make a qualified election of a life annuity or a joint and contingent Beneficiary option, as described in Section 6.2, only with his spouse's written consent. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or notary public. The spouse also must consent both to the specific optional form of benefit chosen and to the specific Beneficiary designated, if applicable, or to a general Beneficiary designation, provided such consent acknowledges that the spouse has the right to limit consent to a specific Beneficiary and elects to relinquish such right. Notwithstanding the foregoing, the requirement for a spouse's written consent shall not apply if a Participant elects a joint and contingent Beneficiary option under
           Section 6.2 with his spouse as Beneficiary, or if it is established to the Plan Administrator's satisfaction that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant. No less than thirty (30) days and no more than ninety
           (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the Secretary may prescribe, the Plan Administrator shall provide the Participant with a written explanation of:

           (1) The terms and conditions of the joint and survivor annuity;

           (2) The Participant's right to make and the effect of an election to waive the joint and survivor annuity;

           (3) The right of the Participant's spouse, if applicable, to consent to an election to waive the joint and survivor annuity; and

           (4) The right of the Participant to revoke such election and the effect of such revocation.

           The written notice shall contain a general explanation of the life annuity and the optional forms of payment permitted under the Plan and shall explain the differences between the joint and survivor annuity, the life annuity, and the optional forms of payment in a manner calculated to be understood by the Participant.

6.2   OPTIONAL FORMS OF PAYMENT FOR SECTION 6.1(A) DESIGNATED EMPLOYEES

      Unless otherwise set forth herein, the following optional forms of payment shall be available only for those Employees to whom Section 6.1 of the Plan applies:

      (a)  Joint and Contingent Beneficiary.  Payments to the
           Participant during his lifetime in monthly, quarterly, semiannual, or annual cash installments, with payments of either one hundred percent (100%), seventy-five percent (75%), or fifty percent (50%) of such amount to continue after his death to a Beneficiary designated by the Participant for the lifetime of the Beneficiary. This option shall be paid for through the purchase of a nontransferable annuity contract providing for such payments.

      (b) Lump Sum. Payment to the Participant of his entire Account Balance in cash in one (1) single sum.

      (c) Installments. Periodic annual payments to the Participant for a specified number of years, not to exceed ten (10) years.

      Distributions may be made over only one (1) of the following periods (or a combination thereof):

      (a) The life of the Participant;

      (b)  The life of the Participant and a designated Beneficiary;

      (c) A period certain not extending beyond the life expectancy of the Participant; or

      (d) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

      If a Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

      For purposes of this Plan, life expectancy of a Participant and/or a surviving spouse may be recalculated annually if the Participant so elects, provided, however, that, absent such election, life expectancy shall not be recalculated.

6.3   DEATH BENEFITS

      (a) Except as otherwise set forth in this Article VI, Section 6.3 shall apply only to those Employees to whom Section 6.1 of the Plan applies. Section 6.4 shall apply to death benefits for all other Employees.

      (b)  If a married Participant dies prior to his Annuity Starting
           Date, payment of the Vested Interest in his Account Balance shall be made to the surviving spouse of the Participant in the form of a qualified pre-retirement survivor annuity contract providing monthly payments to the spouse, unless the Participant has designated another Beneficiary in the manner described in Section 6.8, or the spouse elects to receive payment in a form set out in Section 6.2. The surviving spouse may elect to commence or receive payment as soon as administratively feasible after the Participant's death. In order for the designation of a Beneficiary other than the spouse to be valid, the designation must have been made after the first day of the Plan Year in which the Participant attains age thirty-five (35), the designation must contain a waiver of the qualified pre-retirement survivor annuity, and the Participant's spouse must consent in writing to the waiver of the qualified pre-retirement survivor annuity and either to the specific non-spouse Beneficiary designation or to a general Beneficiary designation, provided such consent acknowledges that the spouse has the right to limit consent to a specific Beneficiary and elects to relinquish such right. A valid spousal consent shall be witnessed by either a representative of the Plan or a notary public and shall be revocable by the spouse at any time prior to the Annuity Starting Date.

           The Plan Administrator shall provide to each Participant a written explanation of the qualified pre-retirement survivor annuity within the applicable period. With respect to any Participant, the applicable period means whichever of the following periods ends last:

           (1) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

           (2) A reasonable period ending after the individual becomes a Participant; or

           (3)  A reasonable period ending after Section
                401(a)(11) of the Code first applies to the Participant.

           Notwithstanding the foregoing, in the case of a Participant who separates from service before attaining age thirty-five (35), the applicable period means the period beginning one (1) year before the separation from service and ending one (1) year after such separation. The written explanation of the qualified pre-retirement survivor annuity shall provide comparable notice and information to that described in Section 6.1(e) with respect to the joint and survivor annuity.

           A married Participant may designate a non-spouse Beneficiary prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) if a written explanation of the pre-retirement survivor annuity is given to the Participant by the Plan Administrator prior to the time of designation. Such early nonspouse Beneficiary designation shall become invalid as of the first day of the Plan Year in which the Participant attains age thirty-five (35). The designation of a nonspouse Beneficiary shall be revoked automatically upon the marriage or remarriage of the Participant. Notwithstanding the foregoing, the spousal consent requirement shall not apply if it is established to the satisfaction of the Plan Administrator either that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.

           If an unmarried Participant dies prior to his Annuity Starting Date, or if a married Participant has designated a Beneficiary other than his spouse, the Vested Interest in his Account Balance shall be paid to his designated Beneficiary in a life annuity or in any of the forms permitted under Section 6.2, at the election of the Beneficiary.

           If the Participant's surviving spouse is his Beneficiary, his surviving spouse may elect to receive payments in any of the forms permitted under Sections 6.1 or 6.2.

      (c) In the event of the Participant's death prior to the commencement of payments, the period over which payments shall be made shall not exceed five (5) years, unless one (1) of the following exceptions is met:

            (1) (A) Any portion of the Participant's Account is payable to (or for the benefit of) a designated Beneficiary; and

                 (B) Such portion of the Participant's Account shall be
            distributed over a period not extending beyond the life or life expectancy of the designated Beneficiary; and

                 (C) Such distribution commences no later than one (1) year after the date of the Participant's death.

            (2) (A) The portion of the Participant's Account to which his surviving spouse is entitled shall be distributed over a period not extending beyond the life or life expectancy of the surviving spouse; and

                 (B) Such distribution commences no later than the date on
            which the Participant would have attained age seventy and one-half (70-1/2).

      (d) If the Participant dies after the commencement of payments, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

6.4   NORMAL FORM OF PAYMENT FOR EMPLOYEES

      (a) For Employees other than those to whom Section 6.1 of the Plan applies, the Vested Interest of the Participant's Account Balance shall be paid to the Participant or, in the event of his death, to his Beneficiary in cash in one (1) single sum; provided, however, that those Participants who were participants in the retirement plan sponsored by U.S. Robotics Mobile Communications Corp. on April 1, 1996, when that retirement plan was merged into the Plan, also shall be entitled to the installment form of distribution described in Section 6.2. A Participant or his Beneficiary shall be entitled to receive his distribution at the time specified in Section 6.5.

      (b) If the Participant's Account Balance at any time prior to distribution exceeds three thousand five hundred dollars ($3,500) and payment is to be made prior to the Participant attaining age sixty-five (65), the Participant must consent in writing to the distribution before payment of any portion of the distribution commences. For Employees to whom Section 6.1 of the Plan applies, the Participant's spouse also must consent to the early commencement of benefits, if such benefits are distributed in any annuity form other than a joint and survivor annuity or joint and contingent Beneficiary option with the spouse as Beneficiary.

      (c) If the Vested Interest of the Participant's Account Balance (determined as of the Valuation Date coincident with or next following his termination of employment) is three thousand five hundred dollars ($3,500) or less, payment shall be made as soon as practicable after the Participant's termination of employment in one
           (1) single sum cash payment. For purposes of this paragraph, if the Vested Interest of the Participant's Account Balance (determined as of the Valuation Date coincident with or next following his termination of employment) is zero (0), the Participant shall be deemed to have received a distribution of such Vested Interest under this paragraph (c). This paragraph (c) shall apply to all Employees, including those to whom Section 6.1 of the Plan applies.

      (d) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may be made or commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Tax Regulations is given provided that:

           (1)  The Plan Administrator clearly informs the
                Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (2) The Participant, after receiving the notice, affirmatively elects a distribution.

      (e) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do apply, such distribution may be made or commence less than thirty (30) days after written explanation of the forms of distribution is given (but not sooner than seven (7) days after such explanation is given), provided the requirements set forth in
           Section 1.417(e)-1T of the Tax Regulations are met.

      (f) Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

           For purposes of this paragraph (f):
           (1) Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (2) Eligible Retirement Plan means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           (3)  Distributee means an Employee or former Employee.
                In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

           (4) Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

6.5   TIME OF PAYMENT

      Subject to the provisions of Sections 6.3(c) and (d), 6.4 and 6.7, payment shall be made or shall commence at the later of:

      (a) Sixty (60) days after the close of the Plan Year in which the Participant attains (or would have attained) Normal Retirement Age, or

      (b) Sixty (60) days after the close of the Plan Year in which the employment of the Participant terminates,

      unless the Participant or, in the event of his death, his Beneficiary, requests payment at an earlier date, but subsequent to his termination of employment. In such event, payment shall be made or shall commence as soon as practicable after the date payment is requested, and based upon the Participant's Account Balance as of the Valuation Date coincident with the date the payment is processed. Notwithstanding the foregoing, in all cases payment shall be made or shall commence by the April 1 immediately following the year in which the Participant attains the age of seventy and one-half (70-1/2), even if he has not retired.
      The preceding sentence shall not apply to a Participant who (1) has made a written election to receive his benefits under the Plan at a later date in accordance with Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, or (2) has attained age seventy and one-half (70-1/2) before January 1, 1988 and who was not a five percent (5%) owner of a Company at any time during the Plan Year ending with or within the calendar year in which such individual attained age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

6.6   DISTRIBUTION OF UNALLOCATED CONTRIBUTIONS

      If on the date of termination of a Participant's employment the Company shall be holding contributions made on behalf of the Participant but not yet allocated to his Accounts, the Company shall pay such amounts either directly to the Participant (or his Beneficiary, as the case may be) or to the Trustee, to be distributed by the Trustee in accordance with the method of distribution determined under this Article VI.

6.7   CERTAIN RETROACTIVE PAYMENTS

      If the amount of the payment required to be made or commence on the date determined under Sections 6.1, 6.2, or 6.4 cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

6.8   BENEFICIARY

      (a) If a Participant is married on the date of his death, the Beneficiary of such Participant shall be his spouse unless the Participant's spouse consents in writing not, wholly or in part, to be said Beneficiary. The spouse's consent must acknowledge the effect of such consent not to be the Participant's Beneficiary and such written consent must be witnessed either by the Plan Administrator or by a notary public. The consent must either be limited to a benefit for a specific alternate Beneficiary or may, in the alternative, provide for a general Beneficiary designation, provided such general consent acknowledges that the spouse has the right to limit consent to a specific Beneficiary and elects to relinquish such right. The designation of a non-spouse Beneficiary shall be automatically revoked upon the marriage or remarriage of a Participant. Notwithstanding the foregoing, this paragraph (a) shall not apply if it is established to the Plan Administrator's satisfaction either that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.
      (b) Except as otherwise provided in paragraph (a), each Participant shall have the right to designate, by giving a written designation to the Plan Administrator, a Beneficiary to receive any death benefit which may become payable upon the death of such Participant. Successive designations may be made, and the last designation received by the Plan Administrator prior to the death of the Participant shall be effective and shall revoke all prior designations. If a designated Beneficiary shall die before the Participant, his interest shall terminate, and, unless otherwise provided in the Participant's designation, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant. Except as otherwise provided in paragraph (a), the Participant shall have the right to revoke the designation of any Beneficiary without the consent of the Beneficiary.

      (c) If a Participant shall fail to designate a Beneficiary, if such designation shall for any reason be illegal or ineffective, or if no Beneficiary shall survive the Participant (or survive until the date all payments are made hereunder), his death benefits shall be paid:

           (1) To his surviving spouse;

           (2)  If there is no surviving spouse, to his
                descendants (including legally adopted children and their descendants) per stirpes; or

           (3) If there is neither a surviving spouse nor surviving descendants, to the estate of the Participant.

      (d) The Plan Administrator may determine the identity of the distributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed to be genuine, and upon any evidence believed by it to be sufficient.

6.9   ADMINISTRATIVE POWERS RELATING TO PAYMENTS

      If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is unable, in the opinion of the Plan Administrator, to attend properly to his personal financial matters, the Trustee may make such payments in such of the following ways as the Plan Administrator shall direct:

      (a)  Directly to such Participant or Beneficiary;

      (b) To the legal representative of such Participant or Beneficiary; or

      (c) To some relative by blood or marriage, or friend, for the benefit of such Participant or Beneficiary.

      Any payment made pursuant to this Section 6.9 shall be in complete discharge of the obligation for such payment under the Plan.

6.10  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

      In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the Plan Administrator being unable, after sending a certified or registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated in the same manner as a Forfeiture under this Plan. If a Participant or Beneficiary is subsequently located, such benefit shall be restored from any Forfeitures made during the Plan Year in which the Participant or Beneficiary is located. If the Forfeitures in the year of location are insufficient to restore the forfeited amount, the remainder shall be restored by a Company contribution.


                                    ARTICLE
                                       7.

                                  WITHDRAWALS

7.1   AVAILABILITY OF LOANS

      Upon application by an Employee who is a Participant or any other party-in-interest, as defined in Section 3(14) of ERISA, the Trustee may lend such Employee or other party-in-interest an amount such that the aggregate of all of his outstanding loans under this Plan and all other plans maintained by his Company or an Affiliate does not exceed the lesser of: (1) fifty thousand dollars ($50,000) (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan and all other plans maintained by his Company or an Affiliate during the one
      (1) year period ending on the day before the date on which such loan is made over (B) the outstanding balance of loans from the Plan and all other plans maintained by his Company or an Affiliate on the date on which such loan is made); or (2) an amount which does not exceed one-half (1/2) of the Vested Interest of his Account Balances, if any, under the Plan as of the date on which the loan is approved. All loans shall follow a uniform, nondiscriminatory policy. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

      In addition to such rules and regulations as the Plan Administrator may adopt, all loans shall comply with the following terms and conditions:

      (a) An application for a loan by an Employee or other party-in-interest shall be made in writing to the Plan
           Administrator, whose action thereon shall be final. The Plan Administrator shall specify the form of the application and any supporting data required.

      (b) The period of repayment for any loan shall be five (5) years, unless the loan is used to acquire a dwelling unit which within a reasonable time shall be used as the principal residence of the Employee or other party-in-interest, in which case the period of repayment shall be determined by the Plan Administrator but shall not be greater than thirty (30) years or the number of years until the Employee attains his Normal Retirement Age, whichever is less. Loans shall be repayable in substantially equal amortized installments of both principal and interest payable not less frequently than quarterly. Loans to Employees shall be repaid through automatic payroll deduction, and for parties-in-interest who are not Employees, on such other terms and conditions as the Plan Administrator deems appropriate. To the extent that such loan is unpaid at the time a distribution of such Participant's Accounts becomes payable, such unpaid amount shall be deducted from the amount otherwise payable from his Account. Any loan described in this Section 7.1 shall be considered an investment of the Account from which it was borrowed. Such Account shall not share in the allocation of earnings under Sections 4.2 or 8.4 to the extent of such loan.

      (c) Each loan shall bear interest at a fixed rate which is one percent (1%) above the prime rate, as such rate is reported from time to time in the Wall Street Journal.

      (d) Each loan shall be supported by collateral equal to no more than fifty percent (50%) of the Employee's or other party-in-interest's entire Vested Interest in the Trust. A loan also shall be supported by the Employee's or other party-in-interest's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. The promissory note shall require that the unpaid principal and interest will become due and payable if a loan payment is not made by the last day of the calendar year quarter following the calendar year quarter in which the installment was due and owing. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

      (e) Each loan shall be in an amount not less than one thousand dollars ($1,000.00), and no more than two (2) loans may be outstanding at any one time.


7.2 HARDSHIP WITHDRAWALS

      A Participant may elect in writing (or in such other form as may be permitted from time to time by the Plan Administrator) to withdraw any amount from his Employee Salary Reduction Contribution Account or Rollover Account at any time subject to the following conditions:

      (a) The distribution of a Participant's Employee Salary Reduction Contribution Account or Rollover Account shall not commence prior to his death, Total and Permanent Disability, Normal Retirement Age, or termination of employment, except upon his demonstration of financial hardship or as permitted under Section 7.3. A distribution based upon financial hardship may be made only if the Participant has an immediate and heavy financial need, and cannot exceed the amount required to satisfy such financial need, which may not be satisfied from other resources reasonably available to the Participant. The determination of the existence of an immediate and heavy financial need and the amount required to be distributed to meet the need created by the hardship must be made by the Plan Administrator in accordance with uniform and nondiscriminatory standards applicable to all Participants. Notwithstanding the preceding sentence, a Participant shall be deemed to have an immediate and heavy financial need if the distribution is on account of:

           (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse or any of the Participant's dependents (as defined in Code Section
                152);

           (2) The purchase (excluding mortgage payments) of a principal residence of the Participant;

           (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children or dependents;

           (4)  The need to prevent the eviction of the
                Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

           (5) Any other emergency that the Plan Administrator, pursuant to a uniform and nondiscriminatory policy and in accordance with guidelines issued by the Internal Revenue Service, deems a bona fide financial emergency.

           Further, and notwithstanding the foregoing, the distribution shall be considered necessary to satisfy the financial need if the requirements set forth in paragraph (b) below are satisfied or if the Plan Administrator reasonably relies upon the Participant's representation that the distribution is not in excess of his immediate and heavy financial need and that he cannot satisfy his financial need by:

           (1)  Reimbursement or compensation by insurance;

           (2) Reasonable liquidation of the Participant's assets, including those of his spouse and minor children that are reasonably available to him;

           (3)  Cessation of Employee Salary Reduction
                Contributions under the Plan; and

           (4) Obtaining other distributions or loans from this Plan or other plans maintained by his Company, or by borrowing from commercial sources on reasonable commercial terms.

      (b) A distribution shall be deemed necessary to satisfy an immediate and heavy financial need if:

           (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

           (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by his Company; and

           (3) The Participant does not make elective deferrals or employee contributions under any plan maintained by his Company for a twelve (12) month period following the date of receipt of the hardship distribution, nor does he make elective deferrals under any plan maintained by his Company for the taxable year immediately following the taxable year of the hardship distribution in excess of the limitation imposed by
                Section 402(g) of the Code for such next taxable year, less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

      (c) The Participant must request a hardship withdrawal in writing on a form provided by the Plan Administrator, or in such other form or manner as the Plan Administrator may from time to time determine. The Plan Administrator shall specify any supporting data required and shall follow a uniform, nondiscriminatory policy in determining the eligibility for, and timing of, hardship withdrawals.

      (d) A Participant shall be entitled to a hardship withdrawal pursuant to this Section 7.2 from that portion of his Employee Salary Reduction Contribution Account that represents his Employee Salary Reduction Contributions, but not on that portion that represents any earnings credited on such Account.

7.3   OTHER WITHDRAWALS

      By delivery of a request to the Plan Administrator, in such form or manner as the Plan Administrator may from time to time determine, and with thirty (30) days prior advance notice, a Participant who still is employed by a Company and who has attained age fifty-nine and one-half (59 1/2) years may elect to withdraw all or any portion (but not less than one thousand dollars ($1,000) in any one request) of the Vested Interest of his Company Contribution Account, Matching Contribution Account, Employee Salary Reduction Contribution Account, or Rollover Account. Withdrawal of all or part of the Vested Interest of a Participant's Account Balance pursuant to this Section 7.3 shall not affect the Participant's right to continue participation under the Plan. In addition, notwithstanding the foregoing paragraphs of this Article VII, in the event of the termination of the Plan without establishment of a successor plan or upon the occurrence of the circumstances defined in Code Section 401(k)(10)(A)(ii) and (iii), the distribution of all of a Participant's Accounts shall be permitted.


                                    ARTICLE
                                       8.
                              MANAGEMENT OF FUNDS

8.1   TRUSTEE AND TRUST AGREEMENT

      A Trustee shall be appointed by the Company to administer the Trust Fund. The Trustee shall serve at the pleasure of the Company and shall have the rights, powers, and duties set forth in the Trust Agreement, under which Trust Agreement the Trustee shall receive contributions from each Company. All assets of the Trust Fund shall be held, invested, and reinvested by the Trustee, subject to the terms of the Trust Agreement.

8.2   ASSETS OF THE TRUST FUND

      All contributions under this Plan shall be paid to the Trustee and, except as provided in Section 8.3, all assets of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used to pay benefits to such persons or to pay reasonable expenses of administration of the Plan and the Trust to the extent not paid by a Company.

8.3   TRUST CONTRIBUTIONS

      All Company Contributions, Employee Salary Reduction Contributions, Matching Contributions, and Rollover Contributions will be paid into the Trust, and all benefits payable under the Plan will be paid from the Trust. No part of the corpus or income of the Trust shall revert to a Company or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries. All contributions are expressly conditioned upon the deductibility under
      Section 404 of the Code of contributions made to provide Plan benefits; to the extent the deductions are disallowed, such contributions shall be returned to the Company denied the deduction within one (1) year after the disallowance of the deduction. A contribution which was made by a mistake of fact shall be returned to the Company which made the contribution within one (1) year after payment of such contribution.

8.4   DIRECTED INVESTMENT ACCOUNTS

      (a) The Company may establish separate investment funds in which the assets of the Trust will be held. Upon such establishment, the Trustee shall, if the Plan Administrator so directs, and in accordance with the Trust Agreement, permit the Participants to direct the Trustee as to the investment of all or a portion of their Account Balances. If such authorization is given by the Plan Administrator, Participants may, subject to a procedure established and applied in a uniform and nondiscriminatory manner, direct the Trustee to invest their Account Balances in a specific investment fund or funds, including Company securities or real property and other investments permitted under this Plan. To the extent so directed, and as permitted by law, the Trustee and the Plan Administrator shall be relieved of their fiduciary responsibilities under Section 404 of ERISA. That portion of the Account of any Participant so directed will thereupon be considered a "Directed Investment Account," which shall not share in Trust Fund earnings nor be taken into consideration for purposes of Section 4.2. In lieu thereof, the Trustee shall, following the end of each Valuation Date, value all assets of the Trust Fund, allocate net gains or losses, and process additions to and withdrawals from Participants' Account Balances in the following manner:

           (1) The Trustee shall first compute the fair market value of securities and/or the other assets comprising each investment fund. Each

                Account Balance shall be adjusted each business day by applying the closing market price of the investment fund on the current business day to the share/unit balance of the investment fund as of the close of business on the current business day.

           (2) The Trustee then shall account for any requests of additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of contributions. In completing the valuation procedure described above, such adjustments in the amounts credited to such accounts shall be made on the business day to which the investment activity relates. Contributions received by the Trustee pursuant to the Plan shall not be taken into account until the Valuation Date coinciding with or next following the date such contribution was both actually paid to the Trustee and allocated among Account Balances of the Participants.

           (3) Notwithstanding paragraphs 1 and 2 above, if a pooled investment fund is created as a designated fund for Participants, valuation of the pooled investment fund and allocation of earnings of the pooled investment fund shall be governed by any agreement of such pooled investment fund. The provisions of any agreement shall be incorporated by reference in this Section 8.4.

            It is intended that this Section 8.4 operate to distribute among each Participant all income of the Trust Fund and changes in the value of the assets of the Trust Fund.

      (b) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between a Participant's regular account, if any, and his Directed Investment Account shall be charged and credited as the case may be to each account.

      (c) All investments, including that of any common stock, shall be held in the name of the Trustee or one or more of its nominees as provided in the Trust Agreement.

      (d) Each Participant shall file an investment election with, and on a form or in the manner provided by, the Plan Administrator at the time he becomes a Participant in the Plan. A Participant may change his investment fund elections regarding existing Account Balances and future contributions pursuant to procedures established by the Plan Administrator. A Participant also may transfer amounts attributable to prior contributions among the investment funds pursuant to such procedures. All investments and changes must be made in multiples of one percent (1%). Elections shall become effective as soon as practicable after receipt by the Plan Administrator, subject to such limitations and restrictions as the Plan Administrator may, from time to time, establish.

      (e) If no election form has been executed by the Participant for his Directed Investment Account, his entire Account Balance shall be invested by the Trustee pursuant to the Trust Agreement.


                                    ARTICLE
                                       9.

                             ADMINISTRATION OF PLAN

9.1   PLAN ADMINISTRATOR

      The Company shall be the Plan Administrator. The Company may appoint one (1) or more persons or institutions to act as its agent or delegate to aid in carrying out its administrative duties. Absent the written consent of the Plan Administrator, any such person or institution shall perform such duties within the framework of policies, interpretations, rules, practices and procedures established by the Plan Administrator. The Company may, in its discretion, appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Plan Administrator shall direct the Trustee to follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

9.2   RIGHTS, POWERS AND DUTIES OF PLAN ADMINISTRATOR

      The Plan Administrator shall have such authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and duties:

      (a) The Plan Administrator shall adopt rules governing its procedures not inconsistent herewith, and shall keep a permanent record of its meetings and actions. The Plan Administrator shall administer the Plan uniformly and consistently with respect to persons who are similarly situated. The Plan Administrator shall maintain the Accounts of Participants and Beneficiaries under the Plan or shall cause them to be maintained under its direction.

      (b) The Plan Administrator shall direct the Trustee to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such order to the Trustee shall provide the Trustee with appropriate directions as to the determination of distributions hereunder.

      (c) The Plan Administrator shall not take action or direct the Trustee to take any action with respect to any of the benefits provided hereunder which would be discriminatory in favor of those Participants or Employees who are officers, shareholders, or Highly Compensated Employees.

      (d) The Plan Administrator shall have the sole responsibility for the administration of the Plan, and, except as herein expressly provided, the Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency, or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, former Participants, Beneficiaries, heirs, distributees, executors, administrators, successors, and assigns.

      (e) The Plan Administrator may employ such counsel and agents in such clerical, medical, legal, accounting, and other services as it may require in carrying out the provisions of the Plan.

      (f) Participants or their Beneficiaries shall be notified by the Plan Administrator of their right to receive benefits. The Plan Administrator shall establish a uniform procedure for such notification.

      (g) The Plan Administrator shall establish reasonable procedures for the proper operation of Section 414(p) of the Code with respect to "qualified domestic relations orders", as defined therein, including but not limited to, establishing appropriate procedures, authorizing the establishment of new Accounts, and directing distributions from such Accounts.
      (h) The Plan Administrator may establish procedures which a Participant must follow in verifying maternity or paternity leave and the length thereof.

      (i) The Plan Administrator shall consult with each Company and the Trustee regarding the short and long term liquidity needs of the Plan in order that the Trustee, to the extent it exercises any investment discretion, can exercise such discretion in a manner designed to accomplish specific objectives.

      (j) The Plan Administrator may perform any and all other functions as reasonably necessary to administer the Plan.

9.3   EXERCISE OF PLAN ADMINISTRATOR'S DUTIES

           The Plan Administrator shall discharge its duties solely in the interest of Participants and their Beneficiaries:

      (a) For the exclusive purposes of providing benefits to such Participants and Beneficiaries and, in the discretion of the Company, defraying reasonable expenses of Plan administration; and

      (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character.

9.4   INDEMNIFICATION OF FIDUCIARIES

      The Company shall indemnify all of its officers, representatives, and Employees assigned fiduciary responsibility under Federal law to the extent that such officers, representatives, or Employees incur loss or damage which may result from such officers' or representatives' or Employees' duties, exercises of discretion under the Plan, or any other acts or omissions hereunder. Such duties, exercises of discretion, acts or omissions shall not be indemnified by the Company in the event that such loss or damage is judicially determined or agreed by the officers, representatives, or Employees to be due to their respective gross negligence or willful misconduct.

9.5   COMPENSATION

      Any individuals acting as Plan Administrator or as agent of the Plan Administrator shall serve without compensation for services as such, but all proper expenses incurred by the individual incident to the functioning of the Plan shall be paid by the Company.

9.6   EXPENSES

      All expenses of administration may be paid out of the Trust Fund unless paid by a Company or the Participant. Such expenses shall include any expenses incident to the functioning of the Plan Administrator, including, but not limited to fees of accountants, counsel and other specialists and their agents, and other costs of administering the Trust Fund.


                                    ARTICLE
                                      10.

                               CLAIMS PROCEDURES

10.1  CLAIMS REVIEW

      Any Participant or Beneficiary who wishes to request review of a claim for benefits or who wishes an explanation of a benefit or its denial may direct to the Plan Administrator a written request for such review. The Plan Administrator shall respond to the request by issuing a notice to the claimant, posted by first-class mail to the address of record of the claimant as soon as possible, but in no event later than ninety (90) days from the date of the request. This notice furnished by the Plan Administrator shall be written in a manner calculated to be understood by the claimant and shall include the following:

      (a)  The specific reason or reasons for any denial of benefits;

      (b)  The specific Plan provisions on which any denial is based;

      (c) A description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

      (d)  An explanation of the Plan's claim appeals procedure.

      If the claimant does not respond to the notice, posted by first-class mail to the address of record of the Plan Administrator, within one hundred twenty (120) days from the posting of the notice, the claimant shall be considered satisfied in all respects. If the Plan Administrator fails to respond to the claimant's written request for a review, the claimant shall be entitled to proceed to the claim appeals procedure described in Section 10.2.

10.2  APPEALS PROCEDURE

      In the event that the claimant wishes to appeal the claim review denial, the claimant or his duly authorized representative may submit to the Plan Administrator, within one hundred twenty (120) days of the posting of the notice, a written notification of appeal of the claim denial. The notification of appeal of the claim denial shall permit the claimant or his duly authorized representative to utilize the following claim appeals procedures:

      (a)  To review pertinent documents; and

      (b) To submit issues and comments in writing to which the Plan Administrator shall respond.

      The Plan Administrator shall furnish a written decision on the appeal no later than sixty (60) days after receipt of the notification of appeal, unless special circumstances require an extension of the time for processing the appeal. In no event, however, shall the Plan Administrator respond later than one hundred twenty (120) days after a request for an appeal. The decision on appeal shall be in writing and shall include specific reasons for the decision, and shall be written in a manner calculated to be understood by the claimant and contain specific reference to the pertinent Plan provisions on which the decision is based.


                                    ARTICLE
                                      11.

                           AMENDMENT AND TERMINATION

11.1  TERMINATION

      (a) It is the expectation of the Company that it shall continue this Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan is not assumed as a contractual obligation of the Company, and the right is reserved by the Company at any time to terminate the Plan, and each Participating Employer in adopting this Plan, consents to any such termination. The Company, by resolution of the Board, may terminate the Plan with respect to any or all Participating Employers. Each Company, by a resolution of its Board of Directors, may terminate its participation in the Plan. If participation in the Plan is terminated by fewer than all Participating Employers, it shall continue in effect for Participants employed by the remaining Participating Employers. In the event that the Plan is terminated in whole or part or if contributions by a Company are permanently discontinued, the interest of all affected Participants shall be fully vested and nonforfeitable.

      (b) A Plan termination shall become effective as of the date of the Board action or any subsequent date determined by the Board.

      (c) Upon complete termination of the Plan, further payment of Company Contributions to the Trust shall cease. The Plan Administrator shall notify each affected Participant of the termination of the Plan. Each affected Participant shall be entitled to receive the entire amount of his Account Balances and the Plan Administrator shall direct the Trustee to make payment to each such Participant of such amount in cash or in assets of the Trust Fund, as the Plan Administrator shall determine.

11.2  RIGHT TO AMEND, MODIFY, CHANGE OR REVISE PLAN

      The Company, by appropriate action of its Board, may at any time and from time to time amend, modify, change, or revise this Plan in whole or in part. Each Participating Employer, in adopting this Plan, consents to any such amendment, modification, change, or revision; provided however:

      (a) That no amendment shall have the effect of vesting in any Company any interest in or control of any funds, securities, or other property subject to the terms of the Trust;

      (b) That no amendment shall authorize or permit at any time any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the benefit of Participants and their Beneficiaries, except as provided in Section 8.3;

      (c) That no amendment shall have any retroactive effect as to deprive any Participant or Beneficiary of any benefit already accrued, save only that no amendment made in conformance with the provisions of the Code or any other statute relating to employees' trusts, or of any official regulation or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary; and

      (d) That no amendment shall eliminate an optional form of benefit or decrease an Account Balance.

11.3  MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS

      In the case of any merger or consolidation with or transfer of assets and liabilities to any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had terminated).

                                    ARTICLE
                                      12.

                              TOP-HEAVY PROVISIONS

12.1  DEFINITIONS

      COMPENSATION means compensation as defined under Section 414(q)(7) of the Code.

      DETERMINATION DATE means, with respect to any Plan Year, the last calendar day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last calendar day of the first Plan Year.

      KEY EMPLOYEE means any Employee or former Employee (or any Beneficiary of such Employee) who, at any time during the Plan Year or any of the four (4) immediately preceding Plan Years (or, if fewer, the total number of Plan Years during which the Plan has been in effect) is or was:

      (a) An officer of a Company or an Affiliate whose compensation exceeds fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year;

      (b) One (1) of the ten (10) Employees whose compensation exceeds the amount in effect under Section 415(c)(1)(A) of the Code and who owns (or is considered to own under Section 318 of the Code) one (1) of the largest interests in a Company or an Affiliate;

      (c)  A five percent (5%) owner of a Company; or

      (d) A one percent (1%) owner of a Company whose annual compensation from a Company and Affiliates exceeds one hundred fifty thousand dollars ($150,000).

      An officer is defined as an actual officer of a Company or an Affiliate; provided, however, that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether the Plan is Top-heavy.

      NON-KEY EMPLOYEE means any Employee who is not a Key Employee.

      PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group of plans plus any other plan or plans of a Company or an Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

      REQUIRED AGGREGATION GROUP means the group of:

      (a) Each qualified plan of a Company or an Affiliate in which at least one (1) Key Employee participates; and

      (b) Any other qualified plan of a Company or an Affiliate which enables a plan described in paragraph (a) above to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

      TOP-HEAVY

      The Plan shall be deemed to be Top-heavy for any Plan Year if, as of the Determination Date for such Plan Year, any of the following conditions exists:

      (a)  If the Top-heavy Ratio for the Plan exceeds sixty percent
           (60%) and the Plan is not part of a Required Aggregation Group of plans or a Permissive Aggregation Group of plans;

      (b)  If the Plan is part of a Required Aggregation Group of plans
           (but is not part of a Permissive Aggregation Group of plans) and the Top-heavy Ratio for the group of plans exceeds sixty percent (60%); or

      (c) If the Plan is part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group of plans exceeds sixty percent (60%).

      TOP-HEAVY RATIO

      (a) If a Company or an Affiliate maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and such Company or Affiliate has not maintained any defined benefit plan which, during the five (5) Plan Year period ending on the Determination Date, has or has had any accrued benefits, the Top-Heavy Ratio for the Plan or for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans as of the Determination Date (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) of all Participants as of the Determination Date, both computed in accordance with Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.
      (b)  If a Company or an Affiliate maintains or has maintained one
           (1) or more defined contribution plans (including any simplified employee pension plan) and such Company or Affiliate maintains or has maintained one (1) or more defined benefit plans which, during the five (5) Plan Year period ending on the Determination Date, has or has had any accrued benefits, the Top-heavy Ratio for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans and the present value of the accrued benefits of all Key Employees under the aggregated defined benefit plans as of the Determination Date, and the denominator of which is the sum of the account balances of all Participants under the aggregated defined contribution plans and the present value of the accrued benefits of all Participants under the aggregated defined benefit plans as of the Determination Date, determined in accordance with Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted for any distribution of an account balance or accrued benefit made in the five (5) Plan Year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

      (c) For purposes of paragraphs (a) and (b) above, the value of the account balances and the present value of the accrued benefits shall be determined as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date, except as provided in
           Section 416 of the Code for the first and second Plan Years of a defined benefit plan. The accrued benefits of Non-Key Employees shall be determined under the method which is used for accrual purposes for all plans of a Company and Affiliates or, if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). The account balances and the accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior Plan Year or who has not performed any services for a Company under the Plan at any time during the five (5)
           Plan Year period ending on the Determination Date shall be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers, and direct transfers are taken into account shall be made in accordance with Section 416 of the Code. When aggregating plans, the value of the account balances and the present value of the accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

      VALUATION DATE means the same valuation date used for computing plan costs for minimum funding, regardless of whether an actuarial valuation is performed that year.

12.2  SPECIAL CODE SECTION 415 LIMITATIONS

      For purposes of Section 4.5, in any Plan Year during which the Plan is deemed to be Top-heavy and in which a Company also maintains a defined benefit plan which is deemed to be Top-heavy, the number 1.25 shall be replaced by the number 1.0 to the extent required under Section 416(h) of the Code; provided, however, that such adjustment shall not occur if the Top-heavy Ratio does not exceed ninety percent (90%) and additional contributions or benefits are provided for Non-Key Employees in accordance with the provisions of Sections 416(h)(2)(A) and (B) of the Code. In such case, the minimum allocation described in Section 12.4(a) shall be equal to seven and one-half percent (7 1/2%) of compensation for each Non-Key Employee covered under both plans.

12.3  MISCELLANEOUS

      (a) Unrelated rollover contributions or transfers from plans other than a plan sponsored by a Company or an Affiliate shall not be considered a part of the Participant's Account Balance for purposes of determining whether or not the Plan is Top-heavy.

      (b) Related rollover contributions or transfers from other plans sponsored by a Company or an Affiliate shall be considered a part of the Participant's Account Balance for purposes of determining whether or not the Plan is Top-heavy.

12.4  MINIMUM ALLOCATION REQUIREMENTS

      (a) Company contributions allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation, or the largest percentage of contributions allocated on behalf of any Key Employee of such Company for that Plan Year, without, in either event, taking into consideration any contributions or benefits under Social Security or any similar legislation. The preceding provisions shall not apply to any Participant who was not employed by a Company on the last day of the Plan Year.

      (b) The minimum allocation in paragraph (a) shall be made even though, under other Plan provisions, the Participant otherwise would not be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because the Participant failed to complete at least one thousand (1,000) Hours of Service, the Participant's Compensation was less than any stated amount, or the Participant failed to make mandatory contributions to the Plan. The minimum allocation above shall not apply to a Participant covered under another defined contribution plan of a Company if such Participant receives the minimum allocation under such other plan.

      (c) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

      (d) If a Company maintains a defined benefit plan that also covers any Non-Key Employee who is a Participant in this Plan, the defined benefit plan shall be designated to satisfy the minimum allocation or benefit requirements of Section 416 of the Code for each such Non-Key Employee. To that extent, the minimum allocation in paragraph (a) shall not be made.


                                    ARTICLE
                                      13.

                            PARTICIPATING EMPLOYERS

13.1  ADOPTION BY OTHER EMPLOYERS

      Notwithstanding anything herein to the contrary, with the consent of the Company, any other corporation or entity, whether an Affiliate or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

13.2  REQUIREMENTS OF PARTICIPATING EMPLOYERS

      (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan, unless the Plan Administrator otherwise consents to an alternative trustee.

      (b) The transfer of any Participant from or to the Company or a Participating Employer shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Accounts as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

      (c) Unless the Plan Administrator shall otherwise direct, all rights and values forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed on the date of termination.

      (d) Any expenses of the Trust Fund which are to be paid by the Company or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Participating Employer bears to the total standing to the credit of all Participants.

13.3  DESIGNATION OF AGENT

      Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Company as its agent. Except for Article IX of the Plan, and unless the context of the Plan otherwise indicates to the contrary, the word "Company" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

13.4  EMPLOYEE TRANSFERS

      It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

13.5  PARTICIPATING EMPLOYERS CONTRIBUTION

      All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately on the basis of its total Compensation paid, and shall be paid to the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan and the Trust Agreement. Unless the Plan Administrator shall otherwise direct, any Forfeiture shall be applied only for the benefit of the Participating Employer for whom the forfeiting Participant last was employed. On the basis of the information furnished by the Plan Administrator, the Plan Administrator shall direct the Trustee to keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer.

13.6  AMENDMENT

      Amendment of this Plan by the Company at any time when there shall be a Participating Employer hereunder shall only be by the written action of the Company and each and every Participating Employer hereby consents to any such Amendment.

13.7  DISCONTINUANCE OF PARTICIPATION

      Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Plan Administrator. The Plan Administrator shall thereafter direct the Trustee to transfer, deliver, and assign contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

13.8  PLAN ADMINISTRATOR'S AUTHORITY

      The Plan Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purposes of this Article.


                                    ARTICLE
                                      14.

                                 MISCELLANEOUS


14.1  NO CONTRACT OF EMPLOYMENT

      Nothing herein contained shall be construed to constitute a contract of employment between a Company and any Employee. The employment records of a Company and the Trustee's records shall be final and binding upon all Employees as to liability and participation.

14.2  RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS

      No interest of any person or entity in or right to receive distributions from the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may any such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against such person or entity. The preceding sentence also shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985 shall be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

      Notwithstanding anything in the Plan to the contrary, a payment from a Participant's Account may be made to an alternate payee (as defined in Section 414(p)(8) of the Code) prior to the date the Participant reaches his earliest retirement age (as defined in Section 414(p)(4)(B) of the Code) if such payments are made pursuant to a qualified domestic relations order. All such payments pursuant to a qualified domestic relations order shall be paid in a lump sum, unless the domestic relations order specifies a different manner of payment permitted by the Plan. The Plan Administrator may adopt reasonable rules and regulations regarding the time of payment and the valuation of the Participant's Account from which payment is made, provided such rules and regulations shall not be inconsistent with Section 414(p) of the Code. The balance of an Account that is subject to any qualified domestic relations order shall be reduced by the amount of any payment made pursuant to such order.

14.3  RESTRICTION OF CLAIMS AGAINST TRUST

      The Trust under this Plan and the Trust Fund from its inception shall be a separate entity aside and apart from each Company and its assets. The Trust and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Company. Neither the establishment of the Trust, the modification thereof, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any

      Participant or any other person whomsoever any legal or equitable rights against any Company or the Trustee unless the same shall be specifically provided for in this Plan or the Trust Agreement.

14.4  BENEFITS PAYABLE BY TRUST

      All benefits payable under the Plan shall be paid or provided for solely from the Trust, and no Company assumes any liability or responsibility therefor.

14.5  SAVINGS CLAUSE

      This Plan is intended to comply in all respects with all applicable laws and regulations, including with respect to Company stock as an investment hereunder, Rule 16b-3 as promulgated by the Securities and Exchange Commission. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable laws and regulations, or shall be inconsistent with applicable laws and regulations (including Rule 16b-3), the invalid, illegal, or unenforceable provision, or the inconsistent provision, shall be deemed null and void and shall be construed, interpreted or revised, as necessary, to permit this Plan to be in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, those Participants who are officers or directors for purposes of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, shall not be entitled to participate in, or transfer funds into, a U.S. Robotics Corporation Stock Fund, if such a stock fund is available as a self-directed investment option under Section 8.4 of the Plan.

14.6  SUCCESSOR TO COMPANY

      In the event that any successor to a Company, by merger, consolidation, purchase, or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for such Company upon filing in writing with the Trustee of its election to do so.

14.7  APPLICABLE LAW

      The Plan shall be construed and administered in accordance with ERISA, and any judicial review thereunder shall be governed by the "arbitrary and capricious" standard of review, as enunciated by case law. To the extent not preempted by ERISA, the laws of the State of Illinois shall govern.

14.8  DATA

      It shall be a condition precedent to the payment of all benefits under the Plan that each Participant and surviving spouse must furnish to the Plan Administrator such documents, evidence, or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan, or to protect a Company or the Trustee.

14.9  INTERNAL REVENUE SERVICE APPROVAL

      This Plan shall be effective as of the Effective Date, provided that the Company shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and Trust qualify under Sections 401(a) and 501(a) of the Code. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to secure or maintain such qualification.

Dated and Executed:  March 28, 1996


                                                 U.S. ROBOTICS CORPORATION




                                                 By:  Elizabeth S. Ryan
                                                 Its:  Vice President